Item 1: Report to Shareholders

European Stock Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

European stocks posted strong gains during the last six months and outperformed U.S. equities. Despite an abrupt global market dip in late February and early March, improving business sentiment on the Continent and a flurry of mergers and acquisitions fueled returns. The euro and the pound sterling appreciated against the U.S. dollar, aiding results for dollar-based investors. Value stocks again outpaced growth stocks but by a smaller margin than six months ago.

HIGHLIGHTS

• Accelerating economic growth and a flurry of acquisitions and mergers helped European stocks to post strong gains during the last six months.

• The European Stock Fund outpaced its Lipper benchmark for the 6- and 12-month periods ended April 30, 2007.

• Our decision last year to focus on high-quality growth-oriented stocks paid off as the market began to favor growth over value stocks.

• Europe’s recent economic data are most encouraging and should generate larger profits for the region’s growth-oriented companies.

The European Stock Fund generated solid returns for the 6- and 12-month periods ended April 30, 2007. In the six-month period, the fund outperformed the MSCI Europe Index and the Lipper European Funds Average, as shown in the performance table. For the 12-month period, the fund outpaced the Lipper Average but lagged the MSCI Europe Index. Since our portfolio was restructured last year to focus on higher-quality growth companies, we have benefited from investors’ recent appetite for companies that benefit from an expanding economy.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

MARKET REVIEW

The global economy has experienced a substantial noninflationary expansion that has lifted the world’s stock markets. After a bout of volatility in late February and early March, investors quickly regained their appetites for risk, and most non-U.S. markets posted respectable gains for the past six months. The realization that economic growth in Europe and a number of major emerging markets was accelerating offset fears that a weakened U.S. economy might spill over and drag the rest of the world down. Expectations that property bubbles developing in Spain and Ireland would burst never materialized.

Among the Continent’s developed countries, improving economic conditions helped boost consumer and business confidence and lift regional stock markets. Germany’s rate of economic growth has been greater than expected, and, since the beginning of the year, France’s economy, which had been languishing, has been gathering momentum. Across the region, corporations posted solid earnings growth, and many have soundly surpassed analysts’ expectations. Most of the large-cap companies generated record amounts of cash and were able to strengthen their balance sheets. In the United Kingdom, the heavily indebted consumer and the Bank of England’s higher interest rates have put a damper on the country’s economic growth.

Europe’s flurry of merger and acquisition activity, which started in 2005, accelerated in early 2007. Much of the cross-border merger activity we are witnessing is a natural evolution of the European Union’s push to create a unified regional market, as well as a manifestation of the stock markets’ impact on corporate culture. To sustain the prices of their companies’ stock, executives now have to worry about growing their earnings, achieving operating efficiencies, growing market share, and generating shareholder value. As a result, executives are looking for opportunities not just in their own countries but in other nearby countries to achieve those goals. Takeovers have generated more speculative interest in the markets, particularly in companies that are viewed as likely targets. Given the large amounts of liquidity and the relatively low interest rates, it is likely that the acquisition and buyout activity will continue for some time.

Europe’s exposure to the world’s fastest growing economies in Eastern Europe and Asia also helped boost the region’s fortunes. Trade with India, China, and other Southeast Asian countries has grown dramatically, benefiting a number of European companies with large multinational operations.

For the most recent six-month period, markets in Sweden, Norway, Germany, the Netherlands, and France posted the best results (in dollar terms) among the developed countries; Poland, Hungary, and the Czech Republic had the best results among the Continent’s emerging markets. Turkey, which performed poorly in the previous six-month period, rebounded strongly. The weakest performers among the developed countries for the past six months were Spain and the U.K., which nevertheless registered double-digit gains. Russia, also with positive results, lagged among the region’s developing countries.

Europe’s steady economic expansion helped to lift all sectors. Industrials and business services, consumer discretionary, materials, consumer staples, and utilities posted substantial gains. Health care lagged but still posted a solid gain. Despite higher interest rates, the financials sector did well, particularly diversified financial companies and commercial banks that some investors believe could be takeover targets.

PORTFOLIO PERFORMANCE AND STRATEGY

Our portfolio restructuring, which we began in the summer of 2005, showed results this period. We had focused on acquiring faster-growing, established companies that have the potential to generate earnings at a faster rate than the market. With Europe’s economy accelerating, investors began to lose interest in the defensive names that have done well in the past several years and started buying growth companies whose earnings would likely grow at a faster-than-average rate.

Financials, the fund’s largest sector allocation, turned in a strong performance. Although banks are not normally categorized as growth-oriented companies, the situation in many European countries is different. We have identified a number of bank, insurance, and investment companies that are developing new approaches to servicing customers and are acquiring market share in Europe’s underpenetrated markets. National Bank of Greece exemplifies this approach. Consumer banking in Greece is just beginning to gain momentum, and National Bank of Greece has created the country’s largest branch and ATM network. It has also rolled out a comprehensive roster of banking services—consumer lending, credit cards, mortgages—to its domestic market. It also owns banks in Turkey and Serbia, countries where there are ample opportunities to expand small business and consumer banking services. We trimmed our position and realized some gains as a result of the recent political turmoil in Turkey, from which the bank derives 30% of its earnings. Once Turkey’s political situation settles, we will reassess our position. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We initiated a position in Romanian company Banca Transilvania, which is well positioned to provide banking services to its country’s nascent consumer market. Long-time holding Erste Bank der Oesterreich Sparkasse, an Austrian company, continues to grow its operations and market share in Eastern and Central Europe.

A number of Italian banks posted strong gains during the last six months. Intesa Sanpaolo, the merged company of Banca Intesa and Sanpaolo IMI, quickly achieved operating synergies and has reduced its operating costs. It, too, is targeting underserved and underpenetrated markets in the Mediterranean basin and Central Europe. Italy’s largest thrift Banca CR Firenze was an outstanding performer. It is Italy’s leading consumer finance bank and is expected to be a survivor of the consolidation of the country’s fragmented financial services industry.

Among our health care stocks, Spanish plasma products company Grifols registered large gains and was the portfolio’s largest absolute contributor for the period. Its strong performance for the past year is based on the increased demand for its products and its favorable margins. Another strong performer was Capita Group, a British outsourcing and professional services company that has seen an increase in its government and private industry contracts.

Europe is undergoing a building boom, and we have continued to initiate positions in large construction companies. During the past six months, we acquired stock in two Greek construction companies—Hellenic Technodomiki and Lamda Development. Greece is racing to complete a number of major building projects to receive European Union reimbursements, and it is entertaining proposals to build a series of privately financed and operated toll roads. Hellenic Technodomiki is well positioned to handle the expedited construction jobs and the private toll roads. We also like Spanish construction giant Acciona. This well-managed company has a growing wind-power business that is likely to see more growth as a result of increased environmental concerns and higher petroleum prices.

Not all of our holdings performed as we would have liked. Koninklijke Numico, the Dutch maker of infant formula, baby food, and supplements for people with special nutritional needs, has been a chronic underperformer. We have been impressed with Numico’s strong management team and high-margin business, but the stock hasn’t moved much in more than a year. We plan to be patient because we are convinced the current share price does not reflect Numico’s excellent market positions and its medium-term growth potential. We also were disappointed with Swedish media conglomerate Modern Times. Television revenues have met expectations, but radio has been weak. Its Swedish channels’ ratings have been improving after a poor showing late last year. In addition, the company’s recent expansion into Russia has been successful, but results from its stations in the Czech Republic have been mixed.

INVESTMENT OUTLOOK

Europe’s recent economic data are most encouraging. In Germany, Europe’s largest economy, industrial production and consumer spending are accelerating. France, which has been languishing for some time, is now showing signs of growth. The gathering strength of these two economies should lengthen Europe’s current economic expansion. European interest rates, which have been lower than U.S. rates, are likely to rise but probably not to a level that shuts off growth. The weaker U.S. dollar and the strong euro may present problems for those companies that depend on exports to America, but China’s growing purchases from Europe are likely to more than offset any drop in transatlantic trade.

The outlook for corporate profits and cash flow remains positive. Revenue growth and restructuring continue to improve companies’ earnings, and shareholder-friendly dividend increases and stock buybacks should support share prices. In addition, companies are examining their balance sheets and exploring ways of monetizing their hidden assets. Hotel companies, for example, that traditionally owned and managed properties are now spinning off land and buildings to shareholders and transforming themselves into strictly management companies. Large retailers are looking for ways to dispose of their real estate. As a result, corporate treasuries are flush with cash.

Large amounts of cash means that the pace of merger and acquisition activity is unlikely to abate. The number of companies with strong balance sheets is growing and so is their ability to acquire competition in other European countries. Top managements also recognize that European companies—as opposed to national companies—stand a much better chance of competing successfully in the global market.

We believe valuations in Europe remain attractive compared with other regions, and the downside risk appears limited. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which should help support the growth-oriented stocks we favor. We anticipate a period of solid returns and believe our focus on growth companies should benefit our long-term investors interested in a concentrated exposure to European markets.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2007

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market-capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 20.74	$ 20.58	$ 18.33	$ 15.64	$ 12.77	$ 15.28
Investment activities						
Net investment income	0.06	0.26	0.33	0.27	0.22	0.16
Net realized and unrealized gain (loss)	3.83	4.38	2.20	2.66	2.79	(2.31)
Total from investment activities	3.89	4.64	2.53	2.93	3.01	(2.15)
Distributions						
Net investment income	(0.26)	(0.32)	(0.27)	(0.22)	(0.14)	(0.36)
Net realized gain	(2.09)	(4.16)	(0.01)	(0.02)	–	–
Total distributions	(2.35)	(4.48)	(0.28)	(0.24)	(0.14)	(0.36)
NET ASSET VALUE						
End of period	**$ 22.28**	**$ 20.74**	**$ 20.58**	**$ 18.33**	**$ 15.64**	**$ 12.77**

Ratios/Supplemental Data

Total return^	20.00%	27.32%	13.90%	18.89%	23.83%	(14.51)%
Ratio of total expenses to average net assets	0.99%†	1.03%	1.06%	1.07%	1.12%	1.11%
Ratio of net investment income to average net assets	0.62%†	1.36%	1.65%	1.36%	1.56%	1.03%
Portfolio turnover rate	83.5%†	83.7%	82.0%	22.5%	23.1%	16.1%
Net assets, end of period (in millions)	$ 1,125	$ 937	$ 795	$ 784	$ 800	$ 643

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 2.6%		
Common Stocks 2.6%		
Erste Bank der Oesterreich Sparkasse	174,850	14,038
Wiener Staedtische Versicherung	207,800	15,608
Total Austria (Cost $21,620)		29,646
BELGIUM 2.1%		
Common Stocks 2.1%		
InBev (1)	151,700	11,823
UCB (1)	188,526	11,220
Total Belgium (Cost $19,610)		23,043
DENMARK 3.5%		
Common Stocks 3.5%		
Danske Bank	229,700	10,725
Novo Nordisk, Series B	175,350	17,147
Topdanmark (2)	60,900	11,941
Total Denmark (Cost $26,148)		39,813
FRANCE 18.0%		
Common Stocks 18.0%		
Accor (1)	170,871	16,218
AXA	498,368	22,803
EDF Energies Nouvelles (1)(2)	215,400	12,631
Etam Development	97,405	7,787
Neopost	127,271	18,442
Neuf Cegetel (2)	209,200	8,502
Pernod-Ricard (1)	85,189	18,117
PPR	61,957	10,752
Schneider Electric (1)	107,863	15,210
Societe Generale (1)(2)	72,640	15,391
Suez (1)	303,900	17,257
Total (1)	319,754	23,632

IRELAND 3.9%

Common Stocks 3.9%

Anglo Irish Bank	674,100	15,162
CRH	348,300	15,245
Kingspan Group	490,400	13,717
Total Ireland (Cost $32,356)		44,124

ITALY 10.0%

Common Stocks 10.0%

AEM S.p.A. (1)	4,087,000	15,973
Autogrill (1)	606,800	12,088
Banca CR Firenze (1)	1,314,858	10,407
Banco Popolare di Verona (1)	501,100	16,719
Edison (1)	3,564,200	10,677
Eni S.p.A.	475,633	15,799
Intesa Sanpaolo (1)(2)	2,219,300	17,863
Saipem	419,130	13,127
Total Italy (Cost $76,961)		112,653

NETHERLANDS 3.0%

Common Stocks 3.0%

ABN AMRO (1)	282,180	13,775
Koninklijke Numico (1)	316,217	17,483
Prologis European Properties	100,000	2,127
Total Netherlands (Cost $21,920)		33,385

NORWAY 1.4%

Common Stocks 1.4%

Telenor ASA (1)	818,700	15,339
Total Norway (Cost $10,464)		15,339

PORTUGAL 2.4%

Common Stocks 2.4%

Jeronimo Martins	322,500	9,237
Sonae (1)	6,340,500	17,280
Total Portugal (Cost $22,235)		26,517

ROMANIA 2.2%

Common Stocks 2.2%

Banca Transilvania	7,600,000	3,367
BRD-Groupe Societe Generale	1,420,900	13,467
SIF 5 Oltenia Craiova	5,422,860	7,921
Total Romania (Cost $19,087)		24,755

RUSSIA 0.4%

Common Stocks 0.4%

Open Investments (USD) (2)	17,025	4,767
Total Russia (Cost $4,208)		4,767

SPAIN 10.5%

Common Stocks 10.5%

Acciona	60,923	13,711
ACS Actividades de Construccion y Servicios	205,700	12,856
Banco Bilbao Vizcaya Argenta	528,050	12,590
Banco Espanol de Credito (1)	467,100	11,470
Enagas	412,700	9,977
Grifols (1)(2)	981,100	16,999
Groupo Prisa	553,000	12,364
Grupo Ferrovial (1)	108,900	11,826
Telefonica SA (1)	701,297	15,659
Total Spain (Cost $90,882)		117,452

SWEDEN 2.6%

Common Stocks 2.6%		
Assa-Abloy, Series B (1)	34,000	761
Atlas Copco, Series A (1)	412,200	15,651
Modern Times Group, B Shares	223,250	13,043
Total Sweden (Cost $24,552)		29,455

SWITZERLAND 10.6%

Common Stocks 10.6%		
Credit Suisse Group (1)	154,950	12,190
Dufry (2)	55,100	6,149
Nobel Biocare (1)	48,843	17,652
Novartis	292,576	17,052
Roche Holding	39,104	7,385
Schindler Holding (1)	202,000	12,917
Swiss Life Holding	54,200	13,959
The Swatch Group	42,334	12,110
UBS (1)	307,702	19,966
Total Switzerland (Cost $81,361)		119,380

UNITED KINGDOM 11.9%

Common Stocks 11.9%		
Admiral Group	600,500	12,713
AMVESCAP	701,500	8,223
Aviva	824,300	12,935
BP	910,707	10,234
Capita Group	1,296,000	18,205
Johnson Matthey	485,100	15,169
Reckitt Benckiser	261,081	14,309
Royal Dutch Shell, B Shares	360,829	12,788
Standard Chartered	508,400	15,763

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,070,001)	$ 1,379,714
Affiliated companies (cost $19,798)	19,798
Total investments in securities	1,399,512
Receivable for investment securities sold	20,218
Dividends and interest receivable	2,519
Receivable for shares sold	1,374
Foreign currency (cost $7)	7
Other assets	27,154
Total assets	1,450,784
Liabilities	
Obligation to return securities lending collateral	281,189
Payable for investment securities purchased	12,248
Investment management fees payable	730
Payable for shares redeemed	698
Due to affiliates	117
Other liabilities	31,063
Total liabilities	326,045
NET ASSETS	$ 1,124,739
Net Assets Consist of:	
Undistributed net investment income	$ 3,016
Undistributed net realized gain	80,364
Net unrealized gain	309,772
Paid-in capital applicable to 50,477,893 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	731,587
NET ASSETS	$ 1,124,739
NET ASSET VALUE PER SHARE	$ 22.28

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $269,026,000; aggregate collateral consisted of $281,189,000 in the money market pooled account and U.S. government securities valued at $2,545,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $417,389,000 and $419,779,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $1,089,799,000. Net unrealized gain aggregated $309,772,000 at period-end, of which $312,108,000 related to appreciated investments and $2,336,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $56,000 for Price Associates, $421,000 for T. Rowe Price Services, Inc., and $15,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds.

Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2007, the fund was allocated $109,000 of Spectrum Funds’ expenses, of which $56,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2007, approximately 9% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $484,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $19,798,000 and $26,317,000, respectively.

As of April 30, 2007, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 177,528 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds, but at or below the median of other groups of funds. The information also showed that the fund’s expense ratio was at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007